SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 30, 2003
Date of Report (Date of earliest event reported)

GERMAN AMERICAN BANCORP
(Exact name of registrant as specified in its charter)

INDIANA	0-11244	35-1547518
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
711 Main Street, Jasper, Indiana 47546 (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code:  (812) 482-1314

Item 5.      Other Events

By press release issued on January 30, 2003, German American Bancorp publicly announced information regarding its plans for making a tender offer for up to 1,000,000 of its common shares, its 2002 earnings and the declaration of its quarterly cash dividend. Such information is incorporated herein by reference to the text of such press release, which is filed as Exhibit 99.

THE TENDER OFFER WILL COMMENCE SHORTLY AND WILL BE MADE ONLY BY AN OFFER TO PURCHASE AND OTHER OFFERING DOCUMENTS, COPIES OF WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAILED TO COMPANY SHAREHOLDERS. INVESTORS AND SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE TENDER OFFER STATEMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THESE STATEMENTS (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY THE COMPANY AT THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. THE TENDER OFFER STATEMENT AND RELATED MATERIALS MAY BE OBTAINED FOR FREE BY DIRECTING SUCH REQUESTS TO AN AGENT TO BE DESIGNATED FOR THE TENDER OFFER.

Item 7.      Financial Statements and Exhibits.

        (c)         Exhibits

                      99      Press release issued January 30, 2003

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP By: /s/ Mark A. Schroeder Mark A. Schroeder, President and Chief Executive Officer

Dated:  January 30, 2003